Exhibit 10.2(1)(f)

SIXTH AMENDMENT
TO THE
A. H. BELO
SAVINGS PLAN

A. H. Belo Corporation, a Texas corporation (the “Company”), delegated to its Benefits Administrative Committee the authority to amend the A. H. Belo Savings Plan (the “Plan”). The Company’s authority to amend the Plan is contained in Article 15 of the Plan and the Company delegated its authority to the Benefits Administrative Committee via its Charter pursuant to its authority hereby amends the Savings Plan effective as of April 1, 2019 by adopting this Fifth Amendment to the A. H. Belo Savings Plan as amended and restated January 1, 2015 (the “Plan”) with this Fifth Amendment effective as provided herein.

1.Appendix A is deleted in its entirety and amended and replaced with the following effective on and after April 1, 2019:

APPENDIX A

PARTICIPATING EMPLOYERS
AS OF JANUARY 1, 2016

A. H. Belo Corporation
A. H. Belo Management Services, Inc.
Al Dia, Inc.
The Dallas Morning News, Inc.
Denton Publishing Company
Distribion, Inc.
Vertical Nerve, Inc.
CDFX, LLC

PARTICIPATING EMPLOYERS
AS OF JULY 2, 2016
A. H. Belo Corporation
A. H. Belo Management Services, Inc.
Al Dia, Inc.
The Dallas Morning News, Inc.
Denton Publishing Company
Distribion, Inc.
Vertical Nerve, Inc.
CDFX, LLC
AHC Proven Performance Media LLC

PARTICIPATING EMPLOYERS
AS OF JUNE 1, 2017
A. H. Belo Corporation
A. H. Belo Management Services, Inc.
Al Dia, Inc.
The Dallas Morning News, Inc.
Denton Publishing Company
Distribion, Inc.
Vertical Nerve, Inc.
CDFX, LLC
AHC Proven Performance Media LLC
Your Speakeasy, LLC

PARTICIPATING EMPLOYERS
AS OF APRIL 1, 2019
A. H. Belo Corporation
A. H. Belo Management Services, Inc.
Al Dia, Inc.
The Dallas Morning News, Inc.
Distribion, Inc.
Vertical Nerve, Inc.
CDFX, LLC
AHC Proven Performance Media LLC
Your Speakeasy, LLC
Cubic Creative, Inc.

2.No other provision of the Plan is amended by this Sixth Amendment to the Plan.

Executed at Dallas, Texas, this 1st day of April, 2019.

4/30/2019

A. H. BELO CORPORATION

	By:	/s/	Julie Hoagland
	Name:		Julie Hoagland
	Title:		Chief People Officer